UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2004

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1410 Millwood Road
McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	April 22, 2004 Earnings Release by Encore Wire Corporation regarding first quarter 2004 results.

Item 9. Regulation FD Disclosure.

     On April 22, 2004, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the first quarter of 2004. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 12. Results of Operations and Financial Condition.

     On April 22, 2004, the Company issued an earnings release describing selected financial results of the Company for the first quarter of 2004. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: April 22, 2004	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit
99.1	April 22, 2004 Earnings Release by Encore Wire Corporation regarding first quarter 2004 results.